UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
Statement of Comprehensive Income [Abstract]
Net income	$ 3,442	$ 2,617	$ 7,255	$ 4,727
Other comprehensive income (loss), net
Net unrealized losses from derivatives	0	0	0	(27)
Change in foreign currency translation Adjustments	148	164	676	164
Total comprehensive income	$ 3,590	$ 2,781	$ 7,931	$ 4,864